UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2015 (June 19, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street

Suite 3000

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 19, 2015, Sanchez Energy Corporation (the “Company” or “our”) (i) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm and (ii) appointed KPMG LLP (“KPMG”), effective immediately, to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2015. The Audit Committee of the Company pursuant to its charter exercised its sole authority to approve BDO’s dismissal and KPMG’s appointment as the Company’s independent registered public accounting firm.

The reports of BDO on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2014 and 2013, and the interim period through June 19, 2015, (i) the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of such disagreements in its reports on the financial statements of the Company for such years and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except the following material weakness:

1.              In connection with the performance of its audit of the Company’s financial statements for the year ended December 31, 2014, BDO reported that our internal control over financial reporting was not effective as of December 31, 2014 as a result of the identification of one material weakness related to an over-estimation of future development costs in the year-end reserve report.  This material weakness was disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

The Company has provided BDO with a copy of the foregoing disclosure and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the statements above concerning BDO. A copy of BDO’s letter, dated June 23, 2015, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2014 and 2013, and the interim period through June 19, 2015, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the

Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

16.1	Letter from BDO USA, LLP, dated June 23, 2015, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: June 23, 2015	By:	/s/ Kirsten Hink
Kirsten Hink
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibits

16.1	Letter from BDO USA, LLP, dated June 23, 2015, regarding the change in certifying accountant.